UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 11, 2014

LAM RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

0-12933	94-2634797
(Commission File Number)	(IRS Employer Identification Number)

4650 Cushing Parkway

Fremont, California 94538

(Address of principal executive offices including zip code)

(510) 572-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 9.01	Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	Compensatory Arrangements of Certain Officers

Increase in Annual Base Salaries

On February 11, 2014, the Compensation Committee of the Board of Directors (the “Board”) of Lam Research Corporation (the “Company”) approved an increase to the annual base salary of Richard A. Gottscho, Executive Vice President, Global Products Group, to $525,000, effective March 31, 2014.

On February 12, 2014, the independent members of the Board of the Company approved the recommendation of the Compensation Committee of the Board to increase the annual base salary of Martin B. Anstice, President and Chief Executive Officer, to $900,000, effective March 31, 2014.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Form of Market-Based Performance Restricted Stock Unit Award Agreement (U.S. Participants) – Lam Research Corporation 2007 Stock Incentive Plan

10.2	Form of Market-Based Performance Restricted Stock Unit Award Agreement (International Participants) – Lam Research Corporation 2007 Stock Incentive Plan

10.3	Form of Market-Based Performance Restricted Stock Unit Award Agreement (U.S. Participants) – Lam Research Corporation (Novellus Systems, Inc.) 2011 Stock Incentive Plan (As Amended)

10.4	Form of Market-Based Performance Restricted Stock Unit Award Agreement (International Participants) – Lam Research Corporation (Novellus Systems, Inc.) 2011 Stock Incentive Plan (As Amended)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2014

LAM RESEARCH CORPORATION

By:	/s/ Sarah A. O’Dowd
Sarah A. O’Dowd Senior Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Form of Market-Based Performance Restricted Stock Unit Award Agreement (U.S. Participants) – Lam Research Corporation 2007 Stock Incentive Plan

10.2*	Form of Market-Based Performance Restricted Stock Unit Award Agreement (International Participants) – Lam Research Corporation 2007 Stock Incentive Plan

10.3*	Form of Market-Based Performance Restricted Stock Unit Award Agreement (U.S. Participants) – Lam Research Corporation (Novellus Systems, Inc.) 2011 Stock Incentive Plan (As Amended)

10.4*	Form of Market-Based Performance Restricted Stock Unit Award Agreement (International Participants) – Lam Research Corporation (Novellus Systems, Inc.) 2011 Stock Incentive Plan (As Amended)

*	Indicates management contract or compensatory plan or arrangement in which executive officers of the Company are eligible to participate